Exhibit 4.1

[Logo]

RHINO RESOURCES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER	SHARES
RR

COMMON STOCK	COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINTIONS	CUSIP

This certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
PAR VALUE OF $0.01 PER SHARE, OF

RHINO RESOURCES, INC. transferable only on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[Corporate Seal]
President and Chief Executive Officer	Senior Vice President and Chief Financial Officer

[Reverse of Certificate]

RHINO RESOURCES, INC.

The Corporation will furnish, without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class or series of stock of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Please direct any such request to the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common		UNIF GIFT MIN ACT-		Custodian
TEN ENT	- as tenants by the entireties		(Cust)		(Minor)
JT TEN	- as joint tenants with right of
	survivorship and not as tenants		under Uniform Gifts to Minors
	in common		Act
(State)

Additional abbreviations may also be used even though not in the above list.

For value received, I, _____________________________ , now sell, assign and transfer to

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares of the Common Stock represented by this Certificate, and do irrevocably constitute and appoint

Attorney to transfer this stock on the books of the Corporation, with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (Banks,
Stockbrokers, Savings and Loan Associations and Credit Unions)
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.